UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020
_________________________
F&M BANK CORP
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111 Timberville, Virginia (Address of principal executive offices)	22853 (Zip Code)

Registrant’s telephone number, including area code: (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2020, F & M Bank Corp. (the “Company”) entered into employment agreements with certain of its executive officers, including Mark C. Hanna, the Company’s President and Chief Executive Officer, and Barton E. Black, the Company’s Chief Operating Officer.

Employment Agreement with Mark C. Hanna

The term of Mr. Hanna’s employment agreement began on December 30, 2020 and will continue until December 31, 2021, unless terminated earlier in accordance with its terms. On December 31, 2020, and each December 31 thereafter, the term of the agreement shall be renewed and extended by one year, such that the extended term of this Agreement on December 31, 2020 or the applicable anniversary thereof is two years, unless either Mr. Hanna or the Company gives advance notice to the other in writing. Mr. Hanna’s employment agreement provides for an initial base salary of $390,550 per year. Mr. Hanna will be eligible to be receive bonuses in the discretion of the Company’s Board of Directors. He is also entitled to expense reimbursement, use of a Bank-owned automobile and other benefits, and to participate in the Company’s employee benefit plans and programs for which he is or will be eligible.

Mr. Hanna’s employment agreement provides for the termination of Mr. Hanna’s employment by the Company without “Cause” or by him for “Good Reason” in the absence of a “Change of Control” (as those terms are defined in the agreement). In such cases, Mr. Hanna will be entitled to receive (i) his then-current base salary for the greater of the remainder of the term or 12 months, (ii) any bonus or other short-term incentive compensation earned, but not yet paid, for prior years and (iii) a welfare continuance benefit in an amount equal to 12 times the excess of COBRA premiums that would apply as of Mr. Hanna’s date of termination for continued health, dental and vision coverage, if COBRA continuation were elected for such coverage, over the amount that he paid for such coverage immediately before his termination of employment. Mr. Hanna’s employment agreement also provides for the termination of Mr. Hanna's employment by the Company following a “Change of Control” or by him for “Good Reason” following a “Change of Control.” In such cases, Mr. Hanna will be entitled to receive, among other things, a lump sum amount equal to (i) the welfare continuance benefit described above, substituting 24 for 12 and (ii) 2.99 times the sum of his base salary and the greater of his target annual bonus or actual annual bonus for the most recent year. Mr. Hanna’s entitlement to the foregoing severance payments is subject to Mr. Hanna's release and waiver of claims against the Company and his compliance with certain restrictive covenants as provided in the employment agreement.

Mr. Hanna will not be entitled to any compensation or other benefits under his employment agreement if his employment is terminated upon his death, by the Company for “Cause,” or by him in the absence of “Good Reason.”

Mr. Hanna’s employment agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 18 months following the last day of Mr. Hanna’s employment.

The full text of Mr. Hanna’s employment agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02

Employment Agreement with Barton E. Black

The term of Mr. Black’s employment agreement began on December 30, 2020 and will continue until December 31, 2021, unless terminated earlier in accordance with its terms. On December 31, 2020, and each December 31 thereafter, the term of the agreement shall be renewed and extended by one year, such that the extended term of this Agreement on December 31, 2020 or the applicable anniversary thereof is two years, unless either Mr. Black or the Company gives advance notice to the other in writing. Mr. Black’s employment agreement provides for an initial base salary of $260,000 per year. Mr. Black will be eligible to be receive bonuses in the discretion of the Company’s Board of Directors. He is also entitled to expense reimbursement, use of a Bank-owned automobile and other benefits, and to participate in the Company’s employee benefit plans and programs for which he is or will be eligible.

Mr. Black’s employment agreement provides for the termination of Mr. Black’s employment by the Company without “Cause” or by him for “Good Reason” in the absence of a “Change of Control” (as those terms are defined in the agreement). In such cases, Mr. Black will be entitled to receive (i) his then-current base salary for the greater of the remainder of the term or 12 months, (ii) any bonus or other short-term incentive compensation earned, but not yet paid, for prior years and (iii) a welfare continuance benefit in an amount equal to 12 times the excess of COBRA premiums that would apply as of Mr. Black’s date of termination for continued health, dental and vision coverage, if COBRA continuation were elected for such coverage, over the amount that he paid for such coverage immediately before his termination of employment. Mr. Black’s employment agreement also provides for the termination of Mr. Black's employment by the Company following a “Change of Control” or by him for “Good Reason” following a “Change of Control.” In such cases, Mr. Black will be entitled to receive, among other things, a lump sum amount equal to (i) the welfare continuance benefit described above, substituting 24 for 12 and (ii) 2.99 times the sum of his base salary and the greater of his target annual bonus or actual annual bonus for the most recent year. Mr. Black’s entitlement to the foregoing severance payments is subject to Mr. Black's release and waiver of claims against the Company and his compliance with certain restrictive covenants as provided in the employment agreement.

Mr. Black will not be entitled to any compensation or other benefits under his employment agreement if his employment is terminated upon his death, by the Company for “Cause,” or by him in the absence of “Good Reason.”

Mr. Black’s employment agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 18 months following the last day of Mr. Black’s employment.

The full text of Mr. Black’s employment agreement is attached as Exhibit 10.2 to this report and is incorporated by reference into this Item 5.02.

Item 9.01
Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated December 30, 2020, by and between F&M Bank Corp. and Mark C. Hanna.

10.2	Employment Agreement, dated December 30, 2020, by and between F&M Bank Corp. and Barton E. Black.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp. (Registrant)

Date: January 6, 2021	By:	/s/ Carrie A. Comer
Carrie A. Comer
Executive Vice President and Chief Financial Officer